4Q 2014 Investor Presentation February 2015 Exhibit 99.1

Forward-Looking Statements
2.
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $54.29
Market Capitalization: $1.4 billion
Annual Dividend / Yield: $0.72 per share / 1.3%
Gross Written Premium: $1.9 billion
Capital: $2.0 billion
Analyst Coverage: KBW (Outperform) – Brett Shirreffs
Raymond James (Outperform) – Greg Peters
Sterne Agee (Buy) – Dan Farrell
Compass Point (Neutral) – Ken Billingsley
Dowling & Partners (Neutral) – Aaron Woomer
William Blair (Market Perform) – Adam Klauber
Macquarie (Underperform) – Amit Kumar
Atlanta Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston Irvine London
Los Angeles Malta New York Paris Peoria Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Singapore Zurich
Note: Market information as of February 2, 2015 and annual performance figures as of TTM December 31, 2014.
•
• •
•
• • • • •
•
• • • • • •
•
• •
•
• • •
•

4.
Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
• U.S., Bermuda and London
Established presence in attractive markets
• Leader in U.S. Excess & Surplus Lines
• Top Quartile Lloyd’s Syndicate by stamp
• Strong core Commercial Specialty franchise
• Flexible reinsurance & excess casualty platform
• Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
• Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix Argo Franchise Overview
~90%
~10%
~90%
~40%
~60%

5.
Maximize
Shareholder
Value
through
growth in
Book Value
per Share
Sustainable competitive advantage
• Niche markets
• Underwriting expertise
• Superior customer service
• Product innovation
Profitable organic & strategic growth
• Profitable through cycles
• Key underwriters/teams
• Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value

6.
*Excludes GWP recorded in runoff and corporate & other.
Evolution of Growth and Diversification
$622
800
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,904
400
1,200
1,600
2,000
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
15%
30%
32%
23%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
BVPS $27.60 $30.46 $35.52 $41.05 $39.62 $47.00 $52.55 $50.54 $55.22 $58.96 $64.04
Total Capital (Millions) $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed acquisition
in Bermuda
• Formed Argo Re
2008
• Acquired Lloyd’s
Syndicate 1200
2011
• Established  local
presence in Brazil

7.
Argo Group Business Mix ($1.9b in GWP)
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
30%
15%
32%
GWP by Product
GWP by Geography
United
States
London
Bermuda
23%
15%
Excess &
Surplus Lines 32%
Other
Commercial
Specialty
Property
Public Entity
19%
5%
6%
Marine &
Aerospace
Surety 3%
Alteris
Mining 4%
Emerging Mkts &
Bermuda Long Tail 9%
6%
Emerging Markets 4%
55%
11%
30%
GWP by Business Type
Primary
Insurance
Reinsurance
*Data is based on full year 2014. Excludes GWP recorded in runoff and corporate & other.
~10%
~90%
7.

Commercial Specialty						
Excess & Surplus Lines						
Syndicate 1200						
International Specialty						

ARGO GROUP

8.
Multi-Channel Distribution Strategy
Retail Broker /
Agent
General
Agency
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
Rockwood X
Argo Insurance X
Trident X
Surety X X
Commercial Programs X
Alteris X
Contract X
Transportation X
Casualty X
E&O X X
D&O X X
Environmental X
Allied Medical X X
Specialty Property X
Liability X
Property X
Aviation X
Marine X
Excess Casualty X X
Professional Liability X X
Emerging Markets X X
Reinsurance X

9.
- Adjusted for June 2013 stock dividend
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
- 2006 and prior years adjusted for PXRE merger
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007
Maximizing Shareholder Value – BVPS Growth
Reported Book Value
Cumulative Dividends
Price/Book
$24.75
$27.60
$21.27
$30.46
$35.52
$41.05
$39.62
$47.00
$52.55
$50.54
$55.22
$58.96
$64.04
$21.27
$24.75
$27.60
$30.46
$35.52
$42.55
$41.12
$48.50
$54.49
$52.92
$58.03
$62.36
$68.13
1.1x
1.1x
1.2x 1.6x
1.7x
1.2x
0.9x
0.8x
0.7x 0.7x
0.6x
0.8x
0.9x
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
(1) Book value per common share:
(2) Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
1
2

10.
Scale ($m) 2002 2006 2014 '02-'14 Factor
Gross Written Premiums $622.1 $1,155.6 $1,905.4
3.1x
Net Written Premiums 484.0 847.0 1,367.9
2.8x
Net Earned Premiums 378.4 813.0 1,338.1
3.5x
Financial Strength ($m) 2002 2006 2014 '02-'14 Factor
Total Assets $2,208.9 $3,721.5 $6,356.3
2.9x
Total Investments 1,181.3 2,514.1 4,097.9
3.5x
Shareholder's Equity 327.7 847.7 1,646.7
5.0x
Total Capital $327.7 $992.0 $2,025.2
6.2x
Debt+TRUPs / Total Capital 0.0% 14.5% 18.7%
A.M. Best Rating A A A
Substantial Growth and Financial Strength

NEP ($m)
5.4%

NEP ($m)
-2.4%

NEP ($m)
4.1%

NEP ($m)
2.3%

ARGO GROUP

11.
2014 YoY Net Earned Premium & Combined Ratio
Consolidated NEP up 2.6% and Combined Ratio improved 1.3% in 2014 vs. 2013
Excess & Surplus Lines Commercial Specialty
International Specialty Syndicate 1200
$460.2
$485.2
$100
$200
$300
$400
$500
$600
2013 2014
Combined Ratio 88.1% -3.7% 84.4%
$299.0
$291.9
$50
$100
$150
$200
$250
$300
$350
2013 2014
Combined Ratio 97.8% 2.4% 100.2%
$142.4
$148.3
$25
$50
$75
$100
$125
$150
$175
2013 2014
Combined Ratio 95.4% -6.2% 89.2%
$401.7
$411.1
$100
$200
$300
$400
$500
2013 2014
Combined Ratio 92.4% -1.0% 91.4%

12.
All data in millions except for ratio calculations.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
Excess & Surplus Lines Segment (32% of 2014 GWP)
88.9% 89.3% 99.6% 97.4% 95.5% 91.9% 93.3% 84.4% 88.1%
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
GWP by Business Unit (2014)
Casualty 35%
Transportation 6%
Environmental 6%
Allied Medical 6%
Management Liability 8%
Property 11%
Contract  24%
Errors & Omissions 5%
Combined Ratio
PTOI
Gross Written Premium PTOI
(1)
& Combined Ratio
2006 2013 2011 2010 2009 2008 2012 2007 2014 2013 2011 2010 2009 2008 2006 2012 2007 2014
$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$112.3
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2 $607.2
• Colony Specialty
• Argo Pro

13.
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement
New segment
management team is
formed
Year of restructuring
and strategy
enhancement
Year of execution on
the newly
restructured platform
Continued execution
and Combined Ratio
improvement
97.4%
95.5%
91.9%
88.1%
84.4%
2010 2011 2012 2013 2014

14.
$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$15.5
Commercial Specialty Segment (23% of GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2
nd
largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2
nd
largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
GWP by Business Unit (2014)
U.S. Retail (Argo Insurance) 17%
Restaurants 5%
Grocery 6%
Dry Cleaners 2%
Other Industries 4%
Public Entity
(Trident) 21%
Surety 13%
Mining
(Rockwood) 19%
Other 4%
Alteris Managed Premium 27%
Transportation 2%
State Workers’ Comp Funds 19%
Self Insured Public Entity 6%
89.4% 88.7% 95.6% 98.1% 108.3% 115.1% 96.5% 100.2% 97.8%
Combined Ratio
PTOI
Gross Written Premium PTOI
(1)
& Combined Ratio
2006 2013 2011 2010 2009 2008 2012 2007 2014
2013 2011 2010 2009 2008 2006 2012 2007 2014
All data in millions except for ratio calculations.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense and impairment of intangible assets.
$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1
$440.2

15.
($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$47.3
131.7% 115.2%
Syndicate 1200 Segment (30% of GWP)
General Liability 11%
Prof. Indemnity 14%
Int’l Casualty Treaty 3%
Directors & Officers 4%
Other 2%
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (2014)
Property 44%
Liability 34%
Specialty 17%
Aerospace 4%
Property Fac 18%
Personal Accident 11%
N. Am. & Int’l Binders 9%
Other 7%
95.8% 112.3% 96.2% 92.4%
Offshore Energy 7%
Onshore Energy 4%
Cargo 3%
Yachts & Hulls 3%
91.4%
Gross Written Premium PTOI
(1)
& Combined Ratio
2013 2011 2010 2009 2008 2012 2014
2013 2011 2010 2009 2008 2012 2014
All data in millions except for ratio calculations.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$566.2
Combined Ratio
PTOI

16.
$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6
$24.2
International Specialty Segment (15% of GWP)
About Us
• Bermuda team underwrites:
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability
for Fortune 1000 accounts
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Eurozone
• Established regional office in Dubai
• Distributes through brokers
GWP by Business Unit (2014)
Excess Casualty 23%
Professional Liability 12%
Brazil 24%
Marine Cargo 10%
Property & Engineering 3%
Motor 5%
Financial Lines 6%
Reinsurance 41%
Other Assumed Re 4%
Property Risk XS 3%
Property Pro Rata 6%
Property Cat 29%
177.5% 71.7% 52.3% 77.9% 97.1% 95.4% 89.2%
Gross Written Premium PTOI
(1)
& Combined Ratio
2013 2011 2010 2009 2008 2012 2014 2013 2011 2010 2009 2008 2012 2014
All data in millions except for ratio calculations.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$290.2
Combined Ratio
PTOI

17.
4Q 2014 & Full Year 2014 Operating Results
4Q 2014 4Q 2013
Full Year
2014
Full Year
2013
Gross Written Premiums $425.0 $412.9 $1,905.4 $1,888.4
Net Written Premiums 312.3 307.6 1,367.9 1,351.3
Earned Premiums 338.7 341.6 1,338.1 1,303.8
Losses and Loss Adjustment Expenses 187.9 187.9 747.4 742.0
Other Reinsurance-Related Expenses 0.0 4.8 0.0 19.2
Underwriting, Acquisition and Insurance Expenses 139.9 132.8 539.2 510.8
Underwriting Income $10.9 $16.1 $51.5 $31.8
Net Investment Income 21.9 22.7 86.6 100.0
Fee expense, net 0.7 5.4 0.6 4.9
Interest Expense 4.9 5.1 19.9 20.2
Operating Income $27.2 $28.3 $117.6 $106.7
Net Realized Investment Gains and Other 51.5 41.7 94.0 71.3
Foreign Currency Exchange (Gain) Loss (5.0) 3.5 (7.8) (1.7)
Impairment of Intangible Assets 3.4 0.0 3.4 0.0
Income Before Taxes $80.3 $66.5 $216.0 $179.7
Provision for Income Taxes 20.6 18.7 32.8 36.5
Net Income $59.7 $47.8 $183.2 $143.2
Operating Income per Common Share (Diluted)
1
$0.83 $0.82 $3.54 $3.06
Net Income per Common Share (Diluted) $2.28 $1.74 $6.90 $5.14
Loss Ratio
2
55.5% 55.8% 55.9% 57.8%
Expense Ratio
3
41.3% 39.4% 40.3% 39.7%
Combined Ratio 96.8% 95.2% 96.2% 97.5%
All data in millions except for per share data and ratio calculations.
(1)
Calculated using an assumed tax rate of 20%.
(2)
Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3)
Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).

As of December 31, 2014
17%
• Duration of 2.4 years
• Average rating of ‘A1/A+’
• Book yield of 2.8%*
• Very liquid
• Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Equity Investments by Sector
12% Health Care
Energy 24%
9% Financials
6% Industrials
10% Technology
1% Funds
3% Materials
7% Discretionary
Consumer
Staples 26%
Total:
$0.5b
Fixed Maturities by Type
9% Short Term
Corporate
13% Gov.
19% Structured
State/Muni
Total:
$3.1b*
*$2.8 billion in fixed maturities, $0.3 billion in short term
2% Utilities & Telecom
Asset Allocation
12% Other
Maturities.
7% Short Term
12% Equities
Total:
$4.1b
$81m of cash & cash equivalents not included above
*Duration includes cash & cash equivalents
$81m of cash & cash equivalents not included above
18.
Conservative Investment Strategy
43%.
16%.
69% Fixed

19.
2010-2014
($millions) 2010 2011 2012 2013 2014 Total
Total Shares Outstanding 31,206,796 31,285,469 31,384,271 34,066,889 34,318,224
Less: Treasury Shares 3,363,560    4,971,305    6,459,613    7,558,345    8,606,489
  Net Shares 27,843,236 26,314,164 24,924,658 26,508,544 25,711,735
Shares Repurchased 3,217,561    1,607,745    1,488,308    1,098,732    1,048,144    8,460,490
  As % of Beg. Net Shares 10% 6% 6% 4% 4% 27%
Avg. Repurchase Price per Share $33.05 $30.69 $29.89 $41.02 $48.45 $34.99
Total Repurchased ($m) $106.3 $49.3 $44.5 $45.1 $50.8 $296.0
Dividends per Share $0.48 $0.48 $0.48 $0.60 $0.69 $2.73
Dividend Payments ($m) $15.3 $14.2 $13.4 $16.1 $17.9 $76.9
Repurchases + Dividends ($m) $121.7 $63.6 $57.9 $61.1 $68.7 $373.0
Note: Not adjusted for June 2013 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned $373 million of capital and repurchased 27% of shares outstanding from 2010 through 2014

20.
Source:  SNL Financial (as of 2/2/15).
Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel,
Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.
Stock Price Performance – Last 2 Years
(10.0%)
+0.0%
+10.0%
+20.0%
+30.0%
+40.0%
+50.0%
+60.0%
+70.0%
+80.0%
Argo Group Peer Group S&P 500
+35%
+63%
+33%
Feb-13 Apr -13 Jun -13 Aug -13 Oct-13 Dec-13 Feb-14 Apr -14 Jun -14 Aug -14 Oct-14 Dec-14

21.
Source:  SNL Financial (as of 2/2/15).
Note:  Price to book is average price/book across all peer companies based on latest reported book value.  Peer Group consists of: Allied World,
American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp, Selective
Group, W.R. Berkley.
Compelling Valuation vs. Peer Group
0.86x
1.23x
0.37x
Difference
Price/Book Jan-00 Feb-15
Argo 0.70x 0.86x
Peer Avg. 1.17x 1.23x
Difference 0.47x 0.37x
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-02 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14
Argo Peer Group

22.
We believe that Argo Group has potential to generate substantial value for new and existing investors
Well Positioned for Value Creation in 2015 and Beyond
•
Compelling investment case
•
Stock trading at a discount to book value and below peers
•
Upside potential as past and ongoing efforts continue
•
Moderate financial leverage
•
Strong balance sheet with adequate reserves and excellent asset quality
•
Significant changes to premium composition completed
•
Results of re-underwriting efforts emerging in financials
•
Continue to employ and attract some of the best talent in the industry
•
Incremental yield improvements can have a favorable impact on ROE